Exhibit 10.18

Letter of Confirmation

WHEREAS:

1. I, Jiajia CHEN, a citizen of the People’s Republic of China, whose ID card number is ***********, and my husband Zhongshu ZHAI is a shareholder of Nanjing Xingmu Biotechnology Co., Ltd.;

2. Zhongshu ZHAI signed a series of agreements including the Loan Agreement, the Equity Pledge Agreement, the Exclusive Call Option Agreement and the Shareholders’ Voting Rights Proxy Agreement and appendices and amendments in any form (the “Agreements”) with Nanjing Xinmu Information Technology Co., Ltd. and Nanjing Xingmu Biotechnology Co., Ltd..

NOW THEREFORE, I hereby confirm that I have read and understand the terms of the Agreements. If necessary, I will act as a party to the Agreements and be bound by them.

I further confirm and agree:

(1)

The equity held by Zhongshu ZHAI as described in the Agreements (“Equity Held by Zhongshu ZHAI”) shall be owned by Zhongshu ZHAI under any circumstances, and Zhongshu ZHAI may mortgage, sell or otherwise dispose such equity in accordance with the provisions of the Agreements without my consent;

(2)	Zhongshu ZHAI may sign any modification and alteration documents of the Agreements regarding the Equity Held by Zhongshu ZHAI, without my signature, confirmation, consent or affirmation;

(3)

Under any circumstances, I will not make any request inconsistent with the content of the Agreements regarding the Equity Held by Zhongshu ZHAI, and will not take any action that is inconsistent with the content of the Agreements;

(4)	Part of the Equity Held by Zhongshu ZHAI that may be owned by me (“My Equity”) shall and may be mortgaged, sold or otherwise disposed in accordance with the provisions of the Agreements;

(5)

If necessary, I agree to sign the Agreements and act as a party to the Agreements, and guarantee that any amendments and changes to the Agreements will not be incompatible with the rights and obligations of Zhongshu ZHAI in the Agreements.

(6)

Under any circumstances, I will not make any request inconsistent with the content of the Agreements regarding My Equity, nor will I take any action that is inconsistent with the content of the Agreements.

I hereby confirm.

(Signature):	/s/ Jiajia CHEN

26 September 2019